Exhibit 10.2

                               AMENDMENT NUMBER 2

                  TO AMENDED AND RESTATED MANAGEMENT AGREEMENT

         THIS AMENDMENT NUMBER 2, dated as of September 23, 2003 (the "Amendment") to the Amended and Restated Management Agreement, dated as of July 19, 2001 (together with any amendments and supplements, the "Management Agreement"), between CRONOS FINANCE (BERMUDA) LIMITED, a company organized under the laws of the Islands of Bermuda (together with its successors and permitted assigns, the "Owner"), and CRONOS CONTAINERS (CAYMAN) LTD., a company organized under the laws of the Cayman Islands (together with its successors and permitted assigns, the "Manager"),

                              W I T N E S S E T H:

         WHEREAS, the Owner and the Manager have previously entered into the Management Agreement;

         WHEREAS, the parties desire to amend the Management Agreement in order to modify certain provisions of the Management Agreement;

         NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

                  Section 101. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned in the Management Agreement, or, if such terms are not defined therein, as defined in that certain Second Amended and Restated Loan Agreement, dated as of September 23, 2003 (the "Loan Agreement"), among the Owner, Fortis Bank (Nederland) N.V., as "Agent" and as "Initial Noteholder," and NIB Capital Bank N.V. and Hollandsche Bank-Unie N.V., each as a Noteholder.

                  Section 102. Full Force and Effect. Other than as specifically modified hereby, the Management Agreement shall remain in full force and effect in accordance with the terms and provisions thereof and is hereby ratified and confirmed by the parties hereto.

                  Section 103. Amendment to the Management Agreement. Effective upon the execution and delivery hereof:

                  (a) The definition of "Loan Agreement" in Section 1 of the Management Agreement is hereby amended to read in its entirety as follows:

                                    "Loan Agreement" means the Second Amended
                    and Restated Loan Agreement, dated as of September 23, 2003, among the

                                                                             E98

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Exhibit 10.2

                    Owner, the Agent and the Noteholders named therein, as such agreement may be amended, amended and restated, modified or supplemented from time to time in accordance with its terms.";

                  (b) The definition of "Debt Service Coverage" in Section 1 of the Management Agreement is hereby amended to read in its entirety as follows:

                                    "Debt Service Coverage means the ratio,
                    measured at the end of each calendar quarter, of (i) the sum of (a) the consolidated net earnings of the twelve (12) month period immediately preceding each such quarter end date and (b) depreciation and amortization for the twelve
                    (12) month period immediately preceding each such quarter end date and (c) non-cash charges (including but not limited to deferred taxes) for the twelve (12) month period immediately preceding each such quarter end date less (d) non-cash income for the twelve (12) month period immediately preceding each such quarter end date, divided by (ii) the aggregate principal portion of interest bearing consolidated indebtedness due within the following twelve (12) months, in each case as determined in accordance with United States generally accepted accounting principles and as reported on the most recently available quarterly financial statement of The Cronos Group.";

                  (c) Section 8(c)(ii)b of the Management Agreement is hereby amended to read in its entirety as follows:

                    "b.        the statement of income of the Owner and the
                    consolidated statement of income of The Cronos Group and its consolidated subsidiaries for the fiscal quarter and the statements of income, retained earnings and cash flows of the Owner and the consolidated statements of income, retained earnings and cash flows of The Cronos Group and its consolidated subsidiaries for that portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the equivalent timeframe for the previous year;";

                  (d) Section 9(a)(x) of the Management Agreement is hereby amended to read in its entirety as follows:

                    "(x)       a default by The Cronos Group or any subsidiary
                    of The Cronos Group in the payment of any principal or interest on any indebtedness for borrowed money which, individually or in the aggregate, exceed $1,000,000 beyond the period of grace, if any, specified therefor in the applicable instrument evidencing such indebtedness;";

                  (e) Section 9(a)(xi) of the Management Agreement is hereby amended to read in its entirety as follows:

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Exhibit 10.2

                    "(xi)      The Cronos Group shall not have complied, at
                    the end of any Management Period, with one or more of the following financial covenants: (A) a consolidated Tangible Net Worth of at least an amount equal to the sum of (x) $45,000,000 plus (y) 50% of all consolidated net income (but not reduced for net losses) for all periods beginning after December 31, 2002; (B) an Interest Coverage Ratio of at least 1.10 to 1; (C) a Debt Service Coverage of at least
                    1.25 to 1; and (D) a Tangible Net Worth Leverage Ratio of no greater than 4.5 to 1;";

                  (f) Section 9(a)(xv) of the Management Agreement is hereby amended to read in its entirety as follows:

                                    "(xv) Judgments are rendered against The
                    Cronos Group or the Owner which individually or in the aggregate exceed the amount of $3,000,000 accrued for litigation contingencies by The Cronos Group in its annual report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2002 by more than $1,000,000, and which judgment(s) remains (i) unpaid and (ii) are not stayed by notice of filing of an appeal, the posting of a bond, or by agreement with the judgment creditor(s), for a period of sixty (60) days after the entry thereof;"; and

                  (g) Section 9(a)(xvii) of the Management Agreement is hereby amended to read in its entirety as follows:

                    "(xvii)    The occurrence of any event or the existence of
                    any condition, the effect of such event or condition is to cause or permit holders of debt more than $1,000,000, individually or in the aggregate, of indebtedness for borrowed money of The Cronos Group or any subsidiary of The Cronos Group to become due before its (or their) stated maturity or before its (or their) regularly scheduled dates of payments and such event or condition remains unremedied for more than 60 days;".

                  Section 104. Representations and Warranties. The Owner and the Manager each hereby confirms that each of the representations and warranties set forth in Section 8 of the Management Agreement are true and correct as of September 23, 2003 with the same effect as though each had been made as of such date, except to the extent that any of such representations and warranties expressly relate to earlier dates.

                  Section 105. Effectiveness of Amendment.

                  (a) This Amendment shall become effective as of September 23, 2003.

                  (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                                                                            E100
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Exhibit 10.2

                  (c) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Management Agreement, and (ii) each reference in the Management Agreement to "this Agreement" or "hereof", "hereunder" or words of like import, and each reference in any other document to the Management Agreement shall mean and be a reference to the Management Agreement as amended or modified hereby.

                  Section 106. Execution in Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                  Section 107. CONSENT TO JURISDICTION. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST THE MANAGER OR THE ISSUER ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY, MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, STATE OF NEW YORK AND THE MANAGER AND THE ISSUER EACH HEREBY WAIVE ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND, SOLELY FOR THE PURPOSES OF ENFORCING THIS AGREEMENT, MANAGER AND THE ISSUER EACH HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING. MANAGER AND THE ISSUER HEREBY IRREVOCABLY APPOINTS AND DESIGNATES CT CORPORATION SYSTEMS, HAVING AN ADDRESS AT 111 EIGHTH AVENUE, NEW YORK, NEW YORK, 10011, ITS TRUE AND LAWFUL ATTORNEY-IN-FACT AND DULY AUTHORIZED AGENT FOR THE LIMITED PURPOSE OF ACCEPTING SERVICING OF LEGAL PROCESS AND EACH SELLER AND THE ISSUER EACH AGREE THAT SERVICE OF PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF SUCH PROCESS ON SUCH PERSON. PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402, MANAGER AND THE ISSUER SHALL EACH MAINTAIN THE DESIGNATION AND APPOINTMENT OF SUCH AUTHORIZED AGENT UNTIL ALL AMOUNTS PAYABLE UNDER THIS AGREEMENT AND THE LOAN AGREEMENT SHALL HAVE BEEN PAID IN FULL. IF SUCH AGENT SHALL CEASE TO SO ACT, MANAGER OR THE ISSUER, AS THE CASE MAY BE, SHALL IMMEDIATELY DESIGNATE AND APPOINT ANOTHER SUCH AGENT SATISFACTORY TO THE AGENT AND SHALL PROMPTLY DELIVER TO THE AGENT EVIDENCE IN WRITING OF SUCH OTHER AGENT'S ACCEPTANCE OF SUCH APPOINTMENT.

                  Section 108. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                                                            E101
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Exhibit 10.2

                            [Signature page follows.]

                                                                            E102

Exhibit 10.2

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment on the date first above written.

                                              CRONOS CONTAINERS (CAYMAN) LTD.

                                              By: /s/ DENNIS J TIETZ
                                                  ------------------------------
                                              Name: Dennis J Tietz
                                              Title: Director

                                              CRONOS FINANCE (BERMUDA) LIMITED

                                              By: /s/ PETER J YOUNGER
                                                  ------------------------------
                                              Name: Peter J Younger
                                              Title: Director

Confirmed and Agreed to:

FORTIS BANK (NEDERLAND) N.V., as Agent

By: /s/ MENNO A.N. VAN LACUM
   --------------------------
Name: Menno A.N. van Lucum
Title: Account Manager

By: /s/ PAUL R.G. ZAMAN
   --------------------------
Name: Paul R.G. Zaman
Title: Deputy Director

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